SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	November 4, 2003

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                     (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 5.   OTHER EVENTS.

On November 4, 2003 the Registrant announced that Rock of Ages' Board of Directors has declared a quarterly cash  dividend payable on December 17, 2003 to shareholders of record at the close of business on November 17, 2003. The foregoing is qualified in its entirety by the relevant section of a press release which will be issued November 4, 2003, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Rock of Ages Corporation is furnishing this current report on Form 8-K in order to furnish to the Securities and Exchange Commission a press release which will be issued on November 4, 2003, which press release may be deemed to disclose information regarding our results of operations for our fiscal quarter that ended September 30, 2003. A copy of the press release being furnished is attached hereto as Exhibit 99.1.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: November 4, 2003	By: /s/Michael Tule Michael Tule Vice President/General Counsel